UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 25, 2013

FEDERAL HOME LOAN BANK OF BOSTON
(Exact name of registrant as specified in its charter)

Federally chartered corporation	000-51402	04-6002575
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
800 Boylston Street
Boston, MA 02199
(Address of principal executive offices, including zip code)
(617) 292-9600
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation of Bylaws; Changes in Fiscal Year.

On October 25, 2013, the board of directors (the Board) of the Federal Home Loan Bank of Boston (the Bank) approved the amended and restated bylaws of the Bank (as amended and restated, the Bylaws), attached hereto as Exhibit 3.2, and incorporated herein by reference. Substantive changes pertain to stockholders; corporate authority; Board and committee composition; and filling Board vacancies and removing directors. Additionally, the changes add certain emergency bylaws provisions (the Emergency Bylaws).

Stockholders

Amendments pertaining directly to stockholders:

•
clarify that the purpose of the annual stockholder meeting (the Annual Meeting) is for the Bank to report to the stockholders on the Bank’s operations and affairs since the prior Annual Meeting, which is more consistent with the Bank’s actual practice than is the prior Bylaw provision, which stated that, at the Annual Meeting, the stockholders may discuss all of the affairs of the Bank and make recommendations to the Board and its Chief Executive Officer; and

•
clarify that, in addition to voting for the election of directors, the stockholders are only entitled to vote with respect to such matters, if any, as may be provided for (a) in the Bank’s capital plan (the Capital Plan) or (b) in the Federal Home Loan Bank Act (as amended, the FHLB Act) or the rules and regulations (the Regulations) issued of the Federal Housing Finance Agency (the FHFA) or any successor regulator of the Bank.

Corporate Authority and Governance

Amendments pertaining to the authority and governance of the Bank’s Board of Directors:

•	add a general provision with respect to the Board’s authority;

•
reduce the required notice period for Board special meetings from three days to 24 hours telephonic or electronic notice, and clarify that the notice requirement can be waived by a writing executed either before or after the meeting;

•	clarify that actions of the Board or any committee may be taken by unanimous written or electronic consent, subject to applicable law;

•	provide that a member director shall at all times hold at least one of the board officer positions, including the positions of Chair, Vice Chair, Acting Chair or Acting Vice Chair (Board Officers);

•	expand Board quorum, voting and other governance provisions to also apply to committees;

•	remove provisions on the Board’s duty to designate institutions into which the Bank’s monies or securities are to be deposited;

•	remove the Board’s authority over hiring and defining duties of non-corporate officer employees; and

•	add provisions requiring an absolute majority of the directors to alter, amend, repeal, and adopt new Bylaws.

Board and Committee Composition

Amendments pertaining to Board and committee composition:

•	clarify that the number of directors shall be as designated by the FHFA, consistent with the requirements of the FHLB Act or the Regulations;

•	clarify how an ex officio committee member is counted for quorum purposes, and clarify that such a committee member is entitled to vote unless a committee’s charter otherwise provides;

•	clarify that directors are compensated and entitled to receive reimbursement of expenses;

•	provide for the establishment of standing committees, which shall, at a minimum, include an executive committee and an audit committee; and

•
limit the executive committee from taking certain actions, including approving a merger or similar significant transaction of the Bank; approving a consent order, regulatory agreement or board resolution arising from a regulatory examination; appointing the president of the Bank; removing a director; or amending or repealing the Bylaws.

Processes for Filling Board Vacancies and Removing Directors

Amendments pertaining to the processes for filling Board vacancies and removing directors:

•	remove the requirement that Board vacancies be filled as soon as practicable;

•	replace prior mechanics for removing a Board Officer with a mechanic that allows any Board Officer to be removed with or without cause by a vote of the majority of the directors then in office;

•	add mechanics for the removal of a director for good cause upon vote of at least 75 percent of the directors then in office other than the director whose removal is sought; and

•
provide that “good cause” for removal of a director should be, at a minimum, based upon (i) violation of the Bank’s code of ethics and business conduct or other Bank policy, (ii) violation of the director’s duties and obligations under the FHLB Act and the Regulations, or (iii) a Board determination, in its sole discretion, that continuation in office of such director would be harmful to the Bank’s best interests.

Emergency Bylaws

The Emergency Bylaws operate during any emergency resulting from an attack on the United States or on a locality in which the Bank conducts its business or customarily holds Board meetings, or during any nuclear or atomic disaster or the existence of any catastrophe or other similar emergency condition, as a result of which a meeting consisting of a Board quorum or, if one has been constituted, the executive committee, cannot be readily convened (an Emergency). Among other things, the Emergency Bylaws provide:

•
an Emergency may be declared by any director or any Bank officer at the level of executive vice president or above (Senior Officer), which declaration must be ratified by an act of the majority of the directors or committee members, as the case may be, pursuant to a quorum under the Emergency Bylaws;

•	during an Emergency, a Board or committee meeting may be called by any director or Senior Officer;

•
during an Emergency, the presence or participation of two directors (who, in the case of a committee meeting, shall be members, including ex officio members, of such committee) shall constitute a quorum;

•	the Emergency Bylaws can be modified or amended at a meeting with a quorum; and

•	no Bank officer, director, employee, or agent shall be liable for any action taken in good faith in accordance with the Emergency Bylaws.

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The information being furnished pursuant to Item 5.03 on this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number

3.2 Bylaws of the Bank, as restated and effective on October 25, 2013.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	October 31, 2013	Federal Home Loan Bank of Boston
By:/s/ Frank Nitkiewicz
Frank Nitkiewicz
Executive Vice President and Chief Financial Officer